Schedule A

TRADE DATE	CUSIP	SETTLEMENT DATE	MATURITY DATE	NEXT PAY DATE	CALL TYPE DESC	CALL STYLE DESC	RATE TYPE SUBTYPE	NEXT CALL DATE	COUPON PCT	BANK PAR
							DESC
16-Oct-09	3133XVGL9	09-Nov-09	09-Nov-16	09-May-10	Optional Principal	Canary	Fixed Step Up	09-Feb-10	3	$15,000,000
					Redemption
16-Oct-09	3133XVFY2	12-Nov-09	12-Nov-24	12-Feb-10	Optional Principal	Bermudan	Variable Range	12-Feb-10		$10,000,000
					Redemption
16-Oct-09	3133XVFF3	12-Nov-09	12-Nov-14	12-May-10	Optional Principal	Canary	Fixed Step Up	12-Feb-10	2	$15,000,000
					Redemption
15-Oct-09	3133XVF63	26-Oct-09	26-Apr-13	26-Apr-10	Optional Principal	European	Fixed Constant	26-Oct-11	2.1	$15,000,000
					Redemption
15-Oct-09	3133XVEX5	12-Nov-09	12-Nov-15	12-May-10	Optional Principal	Bermudan	Fixed Step Up	12-Feb-10	2.25	$10,000,000
					Redemption
15-Oct-09	3133XVFF3	12-Nov-09	12-Nov-14	12-May-10	Optional Principal	Canary	Fixed Step Up	12-Feb-10	2	$10,000,000
					Redemption
15-Oct-09	3133XVFY2	12-Nov-09	12-Nov-24	12-Feb-10	Optional Principal	Bermudan	Variable Range	12-Feb-10		$10,000,000
					Redemption
15-Oct-09	3133XVGH8	12-Nov-09	12-Nov-24	12-Feb-10	Optional Principal	Bermudan	Variable Range	12-Feb-10		$15,000,000
					Redemption
14-Oct-09	3133XVFF3	12-Nov-09	12-Nov-14	12-May-10	Optional Principal	Canary	Fixed Step Up	12-Feb-10	2	$15,000,000
					Redemption
14-Oct-09	3133XVBJ9	26-Oct-09	26-Oct-16	26-Apr-10	Optional Principal	Bermudan	Fixed Step Up	26-Jan-10	2.25	$10,000,000
					Redemption
14-Oct-09	3133XVBY6	29-Oct-09	29-Oct-19	29-Apr-10	Optional Principal	Bermudan	Fixed Step Up	29-Jan-10	3	$15,000,000
					Redemption
14-Oct-09	3133XVED9	05-Nov-09	05-Nov-19	05-May-10	Optional Principal	Canary	Fixed Step Up	05-Feb-10	3	$10,000,000
					Redemption
14-Oct-09	3133XVED9	05-Nov-09	05-Nov-19	05-May-10	Optional Principal	Canary	Fixed Step Up	05-Feb-10	3	$15,000,000
					Redemption
14-Oct-09	3133XVEM9	15-Oct-09	21-Nov-12	21-Nov-09	Non-Callable		Fixed Constant		1.625	$125,000,000
14-Oct-09	3133XVEW7	15-Oct-09	15-Oct-13	15-Apr-10	Optional Principal	Bermudan	Fixed Constant	15-Oct-10	2.5	$100,000,000
					Redemption
14-Oct-09	3133XVF30	29-Oct-09	29-Oct-14	29-Apr-10	Optional Principal	Bermudan	Fixed Step Up	29-Jan-10	2	$25,000,000
					Redemption

14-Oct-09	3133XVFC0	10-Nov-09	10-May-12	10-May-10	Optional Principal	European	Fixed Constant	10-May-11	1.5	$20,000,000
					Redemption
14-Oct-09	3133XVFD8	04-Nov-09	04-Nov-24	04-May-10	Optional Principal	Bermudan	Fixed Step Up	04-Feb-10	4.5	$15,000,000
					Redemption
14-Oct-09	3133XVFL0	06-Nov-09	06-Aug-12	06-Feb-10	Optional Principal	European	Fixed Step Up	06-Aug-10	0.75	$50,000,000
					Redemption
14-Oct-09	3133XVFF3	12-Nov-09	12-Nov-14	12-May-10	Optional Principal	Canary	Fixed Step Up	12-Feb-10	2	$15,000,000
					Redemption
14-Oct-09	3133XVFJ5	29-Oct-09	29-Apr-13	29-Apr-10	Optional Principal	European	Fixed Constant	29-Apr-11	2.1	$15,000,000
					Redemption
14-Oct-09	3133XVFF3	12-Nov-09	12-Nov-14	12-May-10	Optional Principal	Canary	Fixed Step Up	12-Feb-10	2	$15,000,000
					Redemption
14-Oct-09	3133XVF63	26-Oct-09	26-Apr-13	26-Apr-10	Optional Principal	European	Fixed Constant	26-Oct-11	2.1	$15,000,000
					Redemption

(1) Call/Amortizing Type Description:

Optional Principal Redemption bonds (callable bonds) may be redeemed by the FHLBank in whole or in part at its discretion on predetermined call dates, according to the terms of the bond.

Indexed Amortizing Notes (indexed principal redemption bonds) repay principal based on a predetermined amortization schedule or formula that is linked to the level of a certain index, according to the terms of the bond.

Scheduled Amortizing Notes repay principal based on a predetermined amortization schedule, according to the terms of the bond.

(2) Call Style Description:

Indicates whether the consolidated obligation is redeemable at the option of the FHLBank, and if so redeemable, the type of redemption provision. The types of redemption provisions are:

American Bonds are redeemable continuously on and after the first redemption date and until maturity.

Bermudan Bonds are redeemable on specified recurring dates on and after the first redemption date, until maturity.

European Bonds are redeemable on a particular date only.

Canary Bonds are redeemable on specified recurring dates on and after the first redemption date until a specified date prior to maturity.

Multi-European Bonds are redeemable on particular dates only.

(3)	Rate Type Description:

Conversion Bonds have coupons that convert from fixed to variable, or variable to fixed, or a mix of capped coupons and non-capped coupons, or from one variable type to another, or from one U.S. or other currency index to another, according to the terms of the bond.

Fixed Bonds generally pay interest at constant or stepped fixed rates over the life of the bond, according to the terms of the bond.

Variable Bonds may pay interest at different rates over the life of the bond, according to the terms of the bond.

(4)	Rate Sub-Type Description:

Constant bonds generally pay interest at fixed rates over the life of the bond, according to the terms of the bond.

Step Down bonds generally pay interest at decreasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.

Step Up bonds generally pay interest at increasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.

Step Up/Down bonds generally pay interest at various fixed rates for specified intervals over the life of the bond, according to the terms of the bond.

Capped Floater bonds have an interest rate that cannot exceed a stated or calculated ceiling, according to the terms of the bond.

Stepped Floater bonds pay interest based on an increasing spread over an index, according to the terms of the bond.

Range bonds may pay interest at different rates depending upon whether a specified index is inside or outside a specified range, according to the terms of the bond.

Single Index Floater bonds pay interest at a rate that increases as an index rises and decreases as an index declines, according to the terms of the bond.

Ratchet Floater bonds pay interest subject to increasing floors, according to the terms of the bond, such that subsequent coupons may not be lower than the previous coupon.